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Scudder Short-Term Bond Fund

Class AARP and Class S Shares

Semiannual Report

June 30, 2002

Contents

4 Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Short-Term Bond Fund	Ticker Symbol	Fund Number
Class AARP	ASHTX	122
Class S	SCSTX	022

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

Dear Shareholder,

These are times that test the principles of long-term investing. We applaud your patience and commitment to mutual funds in a challenging market environment that has been characterized by emotion and irrational pessimism.

While recent months have been a strong time for bonds, including this fund, we know that tides can shift quickly. Therefore, in managing Scudder Short-Term Bond Fund, we continue to seek the best potential return for your investment dollars in any market environment - by exploring new ways to deliver value to your portfolio, and by providing you with the tools needed to make informed investment decisions.

Moreover, our alliance with Deutsche Bank since April has provided us with new resources as well as a new sense of energy and purpose. We're now part of one of the largest asset management firms in the world, and we hope to leverage our global talents and size to efficiently offer you opportunities to meet your long-term goals.

As you review your personal investment strategy, we ask you to see this recent market volatility as further proof of the need for a diversified investment portfolio and the role that fixed income securities can play in achieving that goal. We believe you'll continue to see the long-term merits of owning an investment-grade debt mutual fund as a component of a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr.
President
Scudder Short-Term Bond Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary June 30, 2002

Average Annual Total Returns*
	6-Month	1-Year	3-Year	5-Year	10-Year
Scudder Short-Term Bond Fund - Class S	1.62%	4.53%	5.54%	5.00%	5.03%
Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)+	2.45%	6.82%	7.11%	6.67%	6.16%

	6-Month	1-Year	Life of Class**
Scudder Short-Term Bond Fund - Class AARP	1.53%	4.53%	6.78%
Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)+	2.45%	6.82%	8.23%

Sources: Lipper, Inc. and Deutsche Asset Management

** Class AARP shares commenced operations on August 14, 2000. Index comparisons begin August 31, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 6/30/02	$ 10.56	$ 10.56
12/31/01	$ 10.65	$ 10.65
Distribution Information: Six Months: Income Dividends	$ .26	$ .26
June Income Dividend	$ .04	$ .04
SEC 30-day Yield++	3.73%	3.73%
Current Annualized Distribution Rate++	4.55%	4.55%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on June 30, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended June 30, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings* - Short Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	75	of	119	63
3-Year	73	of	99	73
5-Year	76	of	87	87
10-Year	23	of	25	89

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
-- Scudder Short-Term Bond Fund - Class S -- Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)+

Yearly periods ended June 30

Comparative Results*
Scudder Short-Term Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,453	$11,756	$12,760	$16,336
	Average annual total return	4.53%	5.54%	5.00%	5.03%
Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)+	Growth of $10,000	$10,682	$12,290	$13,810	$18,173
	Average annual total return	6.82%	7.11%	6.67%	6.16%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3, 5 and 10 year periods shown reflect a temporary fee and/or expense waiver and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver and reimbursement, returns and rankings would have been lower. Rankings are for the Class S shares; rankings for share classes may vary.
+ Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not reimbursed the Fund for losses incurred with certain portfolio transactions and had not maintained the Fund's expenses, the total returns would have been lower. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, Portfolio Manager Scott Dolan discusses Scudder Short-Term Bond Fund's strategy and the market environment during the six-month period ended June 30, 2002. Mr. Dolan assumed management duties for the fund on April 8, 2002.

Q: The economy was surprisingly firm following September 11. How has that impacted the bond market?

A: The first six months of 2002 posted mixed results for the U.S. Bond Market, with high-quality assets far outperforming lower-credit-quality assets. In the second quarter alone, the yield on the two-year note fell almost a full percentage point (reflecting a strong gain in its price) as investors began to anticipate that the Federal Reserve would keep interest rates at their current low levels for several more months. Treasury issues with longer maturities also performed well, as can be seen in the chart below.

Outside of the U.S. Treasury market, other sectors such as asset-backed securities*, agency notes, and mortgage- backed securities all provided investors with solid returns.

Treasury Yield Curve: Recent History

Past performance is no guarantee of future results.

Source: Deutsche Asset Management

* Asset-backed securities are bonds or notes backed by loans or accounts receivable originated by banks, credit card companies, or other providers of credit.

On the negative side, corporate bonds provided much weaker performance than other areas of the bond market. Following the collapse of Enron in the first quarter, three other large corporate issuers - WorldCom, Qwest and Tyco - dropped below investment-grade status. As these scandals became public and a number of companies in the telecommunications sector moved closer to bankruptcy, investor confidence in corporate management, financial analysts, auditors and government regulators reached lows not seen in several decades. The decline in confidence was acutely expressed in the higher-risk areas of the corporate bond market, such as high-yield issues and the telecommunications sector. For instance, in the second quarter, the JPMorgan Global High-Yield Index lost 2.33 percent. The media and telecommunication issues fell 15.06 percent, according to JPMorgan. Lower-risk areas, however, held up better on a relative basis. The Lehman Brothers Government Bond Index rose 4.44 percent in the second quarter. Among the stronger performers were companies viewed as having stable cash flows, capable management teams and healthy balance sheets.

Q: How did the fund perform during the period?

A: During the six-month period ended June 30, 2002, the Class S shares of the fund returned 1.62 percent compared with a return of 2.45 percent for the fund's unmanaged benchmark, the Salomon Treasury/Government Sponsored Corporate Index (1-3 years). The fund's gain was slightly ahead of the 1.52 percent average return of the 122 funds in its Lipper peer group, Short Investment Grade Debt Funds. However, the fund remains below its peer average over all longer-term periods. In managing the fund, one of our most important goals is to gradually improve the fund's longer-term performance results in relation to its peers.During the six-month period ended June 30, 2002, the Class A shares (unadjusted for sales charge) of the fund returned 1.49 percent, compared with a return of 2.45 percent for the fund's unmanaged benchmark, the Salomon Treasury/Government Sponsored Corporate Index (1-3 Years). The fund's gain was slightly below the 1.52 percent average return of the 122 funds in its Lipper peer group, Short Investment Grade Debt Funds. In managing the fund, one of our most important goals is to gradually improve the fund's longer-term performance results in relation to its peers.

Overall, short-term bonds (as a group) were a favorable asset class in which to be invested during a very difficult period for the financial markets. Stocks fell sharply - with the S&P 500 index down 13.15 percent for the period - while money market funds continued to produce meager returns. (The Standard & Poor's 500 index is an unmanaged group of stocks generally representative of the U.S. stock market.) Bonds also remain well ahead of stocks for the trailing three-year period: during this time, the average annualized return of the fund's benchmark was a gain of 7.11 percent, compared with a loss of 9.18 percent for the S&P 500. We believe this performance disparity - while not necessarily representative of the longer-term performance potential of the two asset classes - illustrates the important role of bonds within the portfolios of risk-averse investors.

Q: How would you characterize your investment philosophy?

A: First, we would like shareholders to note that we are managing with the same objectives they have come to expect from the fund over time. By this, we mean that we are seeking to generate a steady monthly income while also minimizing share price fluctuations.

In striving to achieve this goal, our primary emphasis is on individual security selection, the factor we believe is most important to outperforming the benchmark and peer group over time. At the same time, the fund seeks to achieve a high level of diversification within the portfolio. We expect that this approach will enable the fund to generate returns that are consistently above that of the benchmark and, by extension, the peer group. To use a baseball analogy, we hope to succeed by consistently hitting singles and doubles, rather than swinging for the fences.

Q: What changes have you made to the fund since you assumed management duties?

A: Since we took over the fund in April, we have made some changes to ensure that the structure of the portfolio is more closely aligned with our investment philosophy. The most important shift has been our decision to reduce the portfolio's risk profile by raising its overall quality. In pursuit of this goal, we sharply reduced the fund's holdings in the corporate sector. At the same time, we increased its weighting in Treasuries, mortgage-backed securities and asset-backed securities, all of which tend to be less volatile (and less sensitive to credit concerns) than corporates. The fund now holds slightly above 30 percent of assets in corporates, compared with 43 percent at the end of 2001. This position is now more broadly diversified in order to reduce the risk of negative surprises from individual issuers. We have trimmed or eliminated positions in bonds issued by corporations whose ability to make interest and principal payments we believe are questionable. We believe these moves, in total, will provide shareholders with a more favorable balance of risk and return potential over time.

As of June 30, the fund held 43 percent of assets in mortgage-backed securities, agency notes and asset-backed securities, compared with 29 percent at the end of 2001. We have added to these sectors on the belief that they are attractive on a risk/return basis, as they provide yields that are favorable in relation to those the fund could earn by investing in Treasuries, without taking on the added risks associated with corporate bonds. The fund also holds 12 percent of assets in Treasuries, which is a higher weighting than it has held in the recent past.

We intend to keep the fund's duration** closely in line with that of the benchmark. As we put this philosophy into practice, the duration of the fund rose from roughly 1.25 years at the end of the first quarter to about 1.8 years at the end of June. In the future, shareholders can expect the fund's duration to remain near the level of the benchmark, meaning that it is not likely to experience significant fluctuations on a quarter-to-quarter basis.

** Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and fall by 1.25% for a one-percentage-point rise in interest rates.

Q: What is your outlook for the bond market?

A: We believe the second half of 2002 will present fixed-income investors with a new set of challenges. In the corporate bond market, confidence is low and investors remain on edge in anticipation of additional revelations related to financial mismanagement at U.S. corporations. In addition, a continued revival in the economy and eventual uptick in corporate earnings will likely prompt investors to anticipate interest rate increases by the Federal Reserve. However, even in what could prove to be a difficult environment, we believe our focus on credit research, individual security selection and risk management will allow the fund to successfully navigate the ups and downs of the U.S. bond market.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Diversification	6/30/02	12/31/01

Corporate Bonds	30%	43%
Collateralized Mortgage Obligations	16%	15%
Government National Mortgage Association	15%	3%
Asset Backed	12%	11%
U.S. Treasury Obligations	12%	10%
U.S. Agency Obligations	8%	8%
Cash Equivalents, net	3%	6%
Student Loan Marketing Association	2%	2%
Foreign Bonds - U.S.$ Denominated	2%	2%
	100%	100%

Quality	6/30/02	12/31/01

U.S. Government & Treasury Obligations	48%	38%
AAA*	12%	20%
AA	5%	7%
A	13%	13%
BBB	19%	21%
Not Rated	3%	1%
	100%	100%

Effective Maturity	6/30/02	12/31/01

Under 1 year	11%	21%
1 < 5 years	83%	72%
5 < 8 years	6%	6%
Greater than 8 years	-	1%
	100%	100%

* Category includes cash equivalents, net.

Diversification, quality and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of June 30, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
Corporate Bonds 29.7%
Communications 2.4%
AT&T Corp., 5.625%, 3/15/2004	12,000,000	11,040,000
Bellsouth Corp., 5.0%, 10/15/2006	10,000,000	10,079,730
Sprint Capital Corp.:
5.7%, 11/15/2003	1,400,000	1,244,067
5.875%, 5/1/2004	5,000,000	4,331,240
		26,695,037
Construction 0.5%
Weyerhaeuser Co., 6.0%, 8/1/2006	5,900,000	6,048,774
Consumer Staples 2.1%
Coca-Cola Enterprises, Inc., 8.0%, 1/4/2005	10,000,000	11,003,280
Wal-Mart Stores, 4.15%, 6/15/2005	12,000,000	12,180,504
		23,183,784
Energy 3.6%
Conoco Funding Co., 5.45%, 10/15/2006	6,000,000	6,146,580
Phillips Petroleum, 8.5%, 5/25/2005	8,100,000	9,053,459
Progress Energy, Inc., 6.55%, 3/1/2004	11,600,000	12,082,177
Union Oil Co., 6.375%, 2/1/2004	12,000,000	12,454,620
		39,736,836
Financial 12.4%
Associates Corp. of North America, 5.75%, 11/1/2003	9,600,000	9,974,765
Citigroup, Inc., 5.75%, 5/10/2006	12,000,000	12,484,092
Countrywide Home Loans, 5.5%, 8/1/2006	13,600,000	13,901,702
EOP Operating LP, 7.375%, 11/15/2003	12,000,000	12,554,736
ERAC USA Finance, 6.375%, 5/15/2003	7,775,000	7,938,361
Ford Motor Credit Co., 7.6%, 8/1/2005	10,600,000	11,128,908
General Electric Capital Corp., 5.375%, 4/23/2004	10,600,000	11,014,100
General Motors Acceptance Corp., 6.38%, 1/30/2004	12,000,000	12,433,020
NiSource Finance Corp., 7.5%, 11/15/2003	11,635,000	11,626,611
PNC Funding Corp., 5.75%, 8/1/2006	12,000,000	12,368,916
Transamerica Finance Corp., 7.25%, 8/15/2002	10,000,000	10,060,510
Wells Fargo & Co., 7.25%, 8/24/2005	12,000,000	13,070,808
		138,556,529
Manufacturing 2.3%
International Paper Co., 8.0%, 7/8/2003	12,100,000	12,686,669
Raytheon Co., 5.7%, 11/1/2003	12,400,000	12,692,466
		25,379,135
Media 2.8%
Cox Communications, Inc., 7.5%, 8/15/2004	10,600,000	10,771,042
Time Warner, Inc., 7.75%, 6/15/2005	10,000,000	10,512,730
Viacom, Inc., 7.75%, 6/1/2005	9,625,000	10,551,474
		31,835,246
Utilities 3.6%
Alabama Power Co., 4.875%, 9/1/2004	12,000,000	12,246,828
America Electric Power, 5.5%, 5/15/2003	7,000,000	7,079,492
DTE Energy Co., 6.0%, 6/1/2004	3,000,000	3,109,998
KeySpan Corp.:
6.15%, 6/1/2006	2,500,000	2,609,870
7.25%, 11/15/2005	4,800,000	5,190,005
Public Service Electric Gas and Co., 7.19%, 9/6/2002	10,100,000	10,184,232
		40,420,425
Total Corporate Bonds (Cost $324,466,110)		331,855,766

Foreign Bonds - U.S.$ Denominated 1.9%
Province of Ontario, 7.375%, 1/27/2003	10,000,000	10,310,060
Province of Quebec, 7.5%, 7/15/2002	10,600,000	10,618,751
Total Foreign Bonds - U.S.$ Denominated (Cost $20,812,958)		20,928,811
Asset Backed 12.0%
Automobile Receivables 5.3%
Daimler Chrysler Auto Trust:
"A3", Series 2000-D, 6.66%, 1/8/2005	3,629,797	3,726,483
"A3", Series 2000-C, 6.82%, 9/6/2004	5,655,300	5,776,744
First Security Auto Owner Trust, "A4", Series 2000-1, 7.4%, 10/17/2005	12,500,000	13,141,669
Ford Credit Auto Owner Trust:
"A3", Series 2001-D, 4.31%, 6/15/2005	12,000,000	12,249,077
"A4", Series 2000-C, 7.24%, 2/15/2004	5,547,436	5,670,436
"C", Series 2002-C, 4.81%, 3/15/2007	1,095,000	1,089,183
Toyota Auto Receivables Owner Trust, "A4", Series 2002-A, 7.21%, 4/15/2007	13,350,000	14,140,647
World Omni Auto Receivables Trust, "B", Series 2002-A, 3.75%, 7/15/2009	3,590,000	3,589,505
		59,383,744
Credit Card Receivables 3.9%
Discover Card Master Trust I, "A", Series 2000-2, 2.02%, 9/18/2007*	20,000,000	20,075,054
MBNA Master Credit Card Trust, "A", Series 1998-J, 5.25%, 2/15/2006	12,750,000	13,160,257
Pass-Through Amortizing Credit Card Trust, Series 2002-1A, 4.096%, 9/25/2006	10,000,000	10,150,781
		43,386,092
Home Equity Loans 2.1%
CS First Boston Mortgage Securities Corp., "A1", Series 2001-4, 5.26%, 12/15/2035	9,639,806	9,912,649
EQCC Home Equity Loan Trust, "A6", Series 1996-4, 6.88%, 7/15/2014	144,255	144,585
Residential Asset Securities Corp., "AI3", Series 1999-K53, 7.18%, 1/25/2025	10,975,722	11,182,576
Residential Funding Mortgage Securities, Inc., "B2", Series 1992-J9, 7.84%, 4/28/2022	1,899,273	1,885,028
		23,124,838
Manufactured Housing Receivables 0.3%
Green Tree Financial Corp., "B2", Series 1996-5, 8.45%, 7/15/2027	9,648,359	3,859,343
Miscellaneous 0.4%
Master Resecuritization Trust, Series 2002-1, principal only, 10/28/2031	5,952,953	4,479,597
Total Asset Backed (Cost $137,711,619)		134,233,614

U.S. Treasury Obligations 11.9%
U.S. Treasury Note:
3.875%, 7/31/2003	3,360,000	3,424,418
6.0%, 8/15/2004	121,900,000	129,502,537
Total U.S. Treasury Obligations (Cost $131,605,227)		132,926,955

U.S. Government Agency Pass-Thrus 0.4%
Federal National Mortgage Association, 8.0%, 7/1/2015 (Cost $3,907,890)	3,876,394	4,128,387

Collateralized Mortgage Obligations 16.2%
Bank of America Mortgage Securities:
"B1", Series 2002-D, 5.443%, 5/25/2032	5,038,323	4,998,961
"B3", Series 2002-D, 5.443%, 6/25/2032	2,052,095	1,952,055
Capco America Securitization Corp., "A1B", Series 1998-D7, 6.26%, 10/15/2030	10,000,000	10,566,277
DLJ Commercial Mortgage Corp., "A1B", Series 1998-CG1, 6.41%, 6/10/2031	10,000,000	10,654,459
GE Capital Mortgage Services, Inc., "3B2", Series 1998-11, 6.5%, 6/25/2013	236,441	237,489
Government National Mortgage Association:
"PH", Series 2002-23, 6.0%, 3/16/2024	30,000,000	31,394,574
"CE", Series 1998-10, 6.5%, 4/20/2022	1,971,021	2,007,880
Federal Home Loan Mortgage Corp.:
"GH", Series 2394, 5.0%, 5/15/2021	8,000,000	8,204,426
"A3", Series T-5, 5.94%, 12/25/2019	2,279,742	2,292,830
"VA", Series 2093, 6.0%, 7/15/2004	2,441,096	2,508,658
"BT", Series 2448, 6.0%, 5/15/2032	19,976,622	19,825,635
"A2", Series T-20, 7.06%, 6/25/2016	258,432	258,191
"A6", Series T-42, 9.5%, 2/25/2042	16,000,000	17,621,432
Federal National Mortgage Association:
"QY", Series 2001-51, 5.25%, 3/25/2011	30,000,000	30,701,151
"PD", Series G94-10, 6.5%, 9/17/2009	5,000,000	5,328,442
"J", Series 1998-44, 6.5%, 3/20/2023	2,835,780	2,896,740
"A1", Series 2001-T8, 7.5%, 7/25/2041	4,683,944	4,912,098
Nomura Asset Securities Co., "A1", Series 1998-D6, 6.59%, 3/15/2030	10,000,000	10,748,900
Norwest Asset Securities Corp.:
"B3", Series 1997-13, 6.75%, 9/25/2027	638,712	650,799
"B3", Series 1997-16, 6.75%, 10/25/2027	568,017	578,791
"B3", Series 1997-18, 6.75%, 12/25/2027	851,755	861,307
"B3", Series 1997-7, 7.0%, 5/25/2027	732,399	747,156
Prudential Home Mortgage Securities:
"3B3", Series 1994-A, 6.774%, 4/28/2024	2,250,936	2,319,950
"4B", Series 1994-A, 6.784%, 4/28/2024	8,805,132	9,003,247
Total Collateralized Mortgage Obligations (Cost $179,605,287)		181,271,448

U.S. Agency Obligations 8.4%
Federal National Mortgage Association:
3.0%, 6/15/2004	11,200,000	11,195,755
5.25%, 6/15/2006	18,150,000	18,889,250
5.25%, 4/15/2007	11,000,000	11,404,910
5.5%, 2/15/2006	23,700,000	24,882,322
7.0%, 7/15/2005	25,000,000	27,339,975
Total U.S. Agency Obligations (Cost $92,797,225)		93,712,212

Government National Mortgage Association 14.8%
Government National Mortgage Association:
7.0% with various maturities until 1/15/2013	955,671	1,013,072
8.0% with various maturities until 7/1/2032 (c)	144,848,976	154,325,802
8.5%, 11/15/2009	4,595,190	4,940,758
9.5% with various maturities until 11/15/2020	13,469	15,076
11.5%, 4/15/2019	4,525,437	5,286,013
Total Government National Mortgage Association (Cost $164,554,780)		165,580,721

Student Loan Marketing Association 2.1%
Student Loan Marketing Association, 2.12%, 1/25/2013 (Cost $22,800,000)*	22,800,000	22,848,758

	Shares	Value ($)
Cash Equivalents 15.0%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $168,067,340)	168,067,340	168,067,340

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,246,328,436) (a)	112.4	1,255,554,012
Other Assets and Liabilities, Net	(12.4)	(138,155,693)
Net Assets	100.0	1,117,398,319

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of June 30, 2002.
(a) The cost for federal income tax purposes was $1,249,164,797. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $6,389,215. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,576,986 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,187,771.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Mortgage dollar rolls included.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $1,246,328,436)	$ 1,255,554,012
Cash	12,500
Receivable for investments sold	318,555
Interest receivable	12,842,686
Receivable for Fund shares sold	1,646,788
Total assets	1,270,374,541
Liabilities
Payable for investments purchased	3,589,505
Payable for when-issued and forward delivery securities	73,958,088
Payable for investment purchased - mortgage dollar rolls	73,301,037
Payable for Fund shares redeemed	1,363,748
Accrued management fee	408,082
Other accrued expenses and payables	355,762
Total liabilities	152,976,222
Net assets, at value	$ 1,117,398,319
Net Assets
Net assets consist of: Distributions in excess of net investment income	(3,745,652)
Net unrealized appreciation (depreciation) on investments	9,225,576
Accumulated net realized gain (loss)	(204,462,222)
Paid-in capital	1,316,380,617
Net assets, at value	$ 1,117,398,319

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($346,746,225 / 32,839,553 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.56
Class S Net Asset Value, offering and redemption price per share ($611,645,845 / 57,940,107 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.56
Class A Net Asset Value and redemption price per share ($119,071,189 / 11,280,479 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.56
Maximum offering price per share (100 / 97.25 of $10.56)	$ 10.86
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($29,718,006 / 2,815,648 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.55
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($10,217,054 / 967,886 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.56

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 27,940,833
Total Income	27,940,833
Expenses: Management fee	2,518,986
Administrative fee	1,706,811
Distribution service fees	333,094
Trustees' fees and expenses	10,658
Other	12,244
Total expenses, before expense reductions	4,581,793
Expense reductions	(20)
Total expenses, after expense reductions	4,581,773
Net investment income	23,359,060
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(9,640,316)
Net realized appreciation (depreciation) during the period on investments	3,351,278
Net gain (loss) on investment transactions	(6,289,038)
Net increase (decrease) in net assets resulting from operations	$ 17,070,022

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income	$ 23,359,060	$ 55,147,723
Net realized gain (loss) on investment transactions	(9,640,316)	8,856,465
Net unrealized appreciation (depreciation) on investment transactions during the period	3,351,278	2,713,798
Net increase (decrease) in net assets resulting from operations	17,070,022	66,717,986
Distributions to shareholders from: Net investment income: Class AARP	(8,564,630)	(19,312,783)
Class S	(15,285,566)	(35,367,385)
Class A	(2,755,837)	(3,041,407)
Class B	(539,762)	(632,293)
Class C	(183,806)	(157,434)
Fund share transactions: Proceeds from shares sold	121,223,795	512,497,095
Net assets acquired in tax-free reorganization	-	156,367,560
Reinvestment of distributions	21,322,196	44,917,552
Cost of shares redeemed	(157,436,077)	(570,831,603)
Net increase (decrease) in net assets from Fund share transactions	(14,890,086)	142,950,604
Increase (decrease) in net assets	(25,149,665)	151,157,288
Net assets at beginning of period	1,142,547,984	991,390,696
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $3,745,652 and $224,889, respectively)	$ 1,117,398,319	$ 1,142,547,984

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended December 31,	2002[a]	2001[e]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.65	$ 10.56	$ 10.38
Income (loss) from investment operations: Net investment income[c]	.22	.55	.26
Net realized and unrealized gain (loss) on investment transactions	(.05)	.13	.18
Total from investment operations	.17	.68	.44
Less distributions from: Net investment income	(.26)	(.59)	(.26)
Net asset value, end of period	$ 10.56	$ 10.65	$ 10.56
Total Return (%)	1.53**	6.67	4.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	347	353	346
Ratio of expenses (%)	.75*	.75	.73d*
Ratio of net investment income (%)	4.24*	5.18	6.32*
Portfolio turnover rate (%)	183f*	87	167
[a] For the six months ended June 30, 2002 (Unaudited).
[b] For the period from August 14, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.
[c] Based on average shares outstanding during the period.
[d] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .76%.
[e] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.37% to 5.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
[f] The Portfolio turnover rate including mortgage dollar roll transactions was 225% for the six months ended June 30, 2002.
* Annualized
** Not annualized

Class S
Years Ended December 31,	2002[a]	2001[f]	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 10.65	$ 10.56	$ 10.44	$ 10.87	$ 11.04	$ 11.05
Income (loss) from investment operations:
Net investment income[b]	.22	.55	.64	.60	.66	.73
Net realized and unrealized gain (loss) on investment transactions	(.05)	.13	.11	(.44)	(.19)	(.07)
Total from investment operations	.17	.68	.75	.16	.47	.66
Less distributions from: Net investment income	(.26)	(.59)	(.63)	(.59)	(.64)	(.67)
Net asset value, end of period	$ 10.56	$ 10.65	$ 10.56	$ 10.44	$ 10.87	$ 11.04
Total Return (%)	1.62**	6.56	7.49[d]	1.57[d]	4.34[c]	6.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	612	632	646	774	992	1,166
Ratio of expenses before expense reductions (%)	.75*	.75	.90[e]	.87	.86	.86
Ratio of expenses after expense reductions (%)	.75*	.75	.84[e]	.85	.86	.86
Ratio of net investment income (%)	4.24*	5.18	6.10	5.60	6.07	6.64
Portfolio turnover rate (%)	183g*	87	167	256	95	39
[a] For the six months ended June 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] If the Advisor had not reimbursed the Fund $12,808,543 for losses incurred with certain portfolio transactions, the total return for the year ended December 31, 1998 would have been lower.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .88% and .82%, respectively.
[f] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.37% to 5.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
[g] The Portfolio turnover rate including mortgage dollar roll transactions was 225% for the six months ended June 30, 2002.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Short-Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fee and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

When-issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $183,303,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until December 31, 2002 ($24,494,000), December 31, 2003 ($60,464,000), December 31, 2004 ($29,099,000), December 31, 2005 ($18,998,000), December 31, 2006 ($6,138,000), December 31, 2007 ($28,367,000) and December 31, 2008 ($15,743,000), the respective expiration dates, whichever occurs first.

In addition, the Fund also inherited approximately $9,543,000 of capital losses from its merger with Kemper Short-Term U.S. Government Fund, which can be used to offset gains in future years, or until December 31, 2002 ($3,343,000), December 31, 2003 ($1,623,000), December 31, 2005 ($129,000), December 31, 2006 ($603,000), December 31, 2007 ($3,776,000) and December 31, 2008 ($69,000), the respective expiration dates, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

In addition, from November 1, 2001 through December 31, 2001, the Fund incurred approximately $85,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2001, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income*	$ 224,889
Undistributed net long-term capital gains	-
Capital loss carryforwards	$ (192,846,000)
Unrealized appreciation (depreciation) on investments	$ 3,982,750

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Distributions from ordinary income*	$ 58,511,302

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts, with the exception of mortgage-backed securities, are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments, direct U.S. government obligations and mortgage dollar rolls) aggregated $769,543,130 and $733,563,753, respectively. Purchases and sales of direct U.S. government obligations aggregated $221,583,023 and $210,211,449, respectively. Purchases and sales of mortgage dollar rolls aggregated $215,876,688 and $216,034,832, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI"), was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $1,500,000,000 of the Fund's average daily net assets, 0.425% of the next $500,000,000 of such net assets, 0.40% of the next $1,000,000,000 of such net assets, 0.385% of the next $1,000,000,000 of such net assets, 0.37% of the next $1,000,000,000 of such net assets, 0.355% of the next $1,000,000,000 of such net assets and 0.34% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended June 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.45% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375% and 0.350% of average daily net assets for Class AARP, S, A, B and C, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Services Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class AARP and S shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended June 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at June 30, 2002
Class AARP	$ 519,426	$ 88,259
Class S	927,833	154,240
Class A	190,863	32,922
Class B	52,363	9,163
Class C	16,326	2,943
	$ 1,706,811	$ 287,527

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended June 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30 2002
Class B	$ 104,725	$ 18,324
Class C	34,983	6,307
	$ 139,708	$ 24,631

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the period six months ended June 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at June 30, 2002
Class A	$ 146,817	$ 26,309
Class B	34,908	6,958
Class C	11,661	3,867
	$ 193,386	$ 37,134

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2002 aggregated $14,271.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2002, the CDSC for Class B and C shares aggregated $71,534 and $2,736, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended June 30, 2002, SDI received $4,904.

Trustees' Fees and Expenses. The Trust pays each of its Trustees not affiliated with the Advisor retainer fees, plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended June 30, 2002, totaled $1,486,556 and are reflected as interest income on the statement of operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2002, pursuant to the Administrative Agreement, the Administrative fee was reduced by $20 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following tables summarize share and dollar activity in the Fund:

	Six Months Ended June 30, 2002		Year Ended December 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	1,569,151	$ 16,634,727	3,018,118	$ 32,353,901
Class S	5,650,950	59,868,487	36,496,970	389,802,820
Class A	3,038,829	32,200,163	6,066,631*	64,997,326*
Class B	701,105	7,409,430	1,686,058*	18,019,563*
Class C	483,873	5,110,988	683,189*	7,323,485*
		$ 121,223,795		$ 512,497,095
Shares issued in tax-free reorganization
Class AARP	-	$ -	-	$ -
Class S	-	-	-	-
Class A	-	-	11,251,941	120,062,903
Class B	-	-	2,771,807	29,576,177
Class C	-	-	630,610	6,728,480
		$ -		$ 156,367,560
Shares issued to shareholders in reinvestment of distributions
Class AARP	587,679	$ 6,204,721	1,290,778	$ 13,770,842
Class S	1,164,011	12,289,804	2,632,153	28,076,886
Class A	212,549	2,244,165	228,328*	2,440,952*
Class B	41,751	440,828	47,943*	512,466*
Class C	13,518	142,678	10,890*	116,406*
		$ 21,322,196		$ 44,917,552
Shares redeemed
Class AARP	(2,417,533)	$ (25,590,196)	(3,943,772)	$ (42,207,835)
Class S	(8,167,593)	(86,418,882)	(40,979,370)	(437,510,397)
Class A	(3,195,936)	(33,833,224)	(6,321,863)*	(67,687,850)*
Class B	(721,921)	(7,641,206)	(1,711,095)*	(18,288,852)*
Class C	(374,350)	(3,952,569)	(479,844)*	(5,136,669)*
		$ (157,436,077)		$ (570,831,603)
Net increase (decrease)
Class AARP	(260,703)	$ (2,750,748)	365,124	$ 3,916,908
Class S	(1,352,632)	(14,260,591)	(1,850,247)	(19,630,691)
Class A**	55,442	611,104	11,225,037*	119,813,331*
Class B**	20,935	209,052	2,794,713*	29,819,354*
Class C**	123,041	1,301,097	844,845*	9,031,702*
		$ (14,890,086)		$ 142,950,604

* For the period from June 25, 2001 (commencement of sales of Classes A, B and C shares) to December 31, 2001.

G. Acquisition of Assets

On June 22, 2001, the Fund acquired all the net assets of Kemper Short-Term U.S. Government Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 11,251,941 Class A shares, 2,771,807 Class B shares and 630,610 Class C shares of the Fund, respectively, for 14,752,790 Class A shares, 3,615,548 Class B shares and 822,166 Class C shares of the of Kemper Short-Term U.S. Government Fund, respectively, outstanding on June 22, 2001. Kemper Short-Term U.S. Government Fund's net assets at that date ($156,367,560), including $2,051,488 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $987,235,123. The combined net assets of the Fund immediately following the acquisition were $1,143,602,683.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Short Term Bond Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
60,982,661	2,096,160	2,363,750

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Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

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